SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 31, 2003



                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)




         CALIFORNIA                    0-26430                  95-4181026
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)





                         3151 EAST WASHINGTON BOULEVARD
                          LOS ANGELES, CALIFORNIA 90023
               (Address of Principal Executive Offices) (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of business acquired.

                  None.

         (b) Pro forma Financial Information.

                  None.

         (c) Exhibits.

               99.1 Press Release dated March 31, 2003, published by Tarrant Apparel Group (the "Registrant").

ITEM 9. - REGULATION FD DISCLOSURE

On March 31, 2003, the Registrant issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 12 of Form 8-K. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TARRANT APPAREL GROUP



Date:    April 3, 2003                      By:    /s/ Todd Kay
                                               ---------------------------------
                                                   Todd Kay
                                                   President

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

99.1          Press Release dated March 31, 2003, published by the Registrant.